               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 11, 1997



                  AMERICAN CRAFT BREWING INTERNATIONAL LIMITED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    1-12119
                            (COMMISSION FILE NUMBER)



                 BERMUDA                                    72-1323940
(STATE OF OTHER JURISDICTION OF INCORPORATION)          (I.R.S. EMPLOYER
                                                     IDENTIFICATION NUMBER)



         ONE GALLERIA BOULEVARD, SUITE 1714, METAIRIE, LOUISIANA 70001 (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)



                                 (504) 849-2739
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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Item 5.  Other Events.

     On November 11, 1997 American Craft Brewing International Limited (the "Company"), entered into a loan agreement with Entrepreneurial Investors Ltd. (the "Lender") and borrowed U.S. $900,000 from the Lender. The outstanding principal amount of the senior note evidencing the loan bears interest at the rate of 10% per annum, is senior to all other indebtedness of the Company, and is payable in a single payment of principal and accrued interest on March 31, 1998.

     The note is secured by a pledge of all of the shares of capital stock of AmBrew USA, Inc., Cerveceria Rio Bravo, S.A. de C.V. and South China Brewing Company, each of which is a wholly-owned subsidiary of the Company. The note is also secured by the Company's sixty percent (60%) interest in Celtic Brew LLC.

     The Company will use a portion of the proceeds to pay the principal and accrued interest due on the loan from Internacional de Mexico S.A. de C.V. extended to Cerveceria Rio Bravo S.A. de C.V. ("Rio Bravo"), a wholly-owned subsidiary the Company, and to pay the principal and accrued interest due on a loan from Equity Services, Ltd. and fees and expenses due to Equity Services, Ltd. The loan from Internacional de Mexico S.A. de C.V. was previously disclosed on the Company's Form 8-K dated September 24, 1997. The Company will use the remaining proceeds of the loan for its continuing operations.

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.
     Not Applicable

(b)  Proforma Financial Information.
     Not Applicable

(c)  Exhibits.
     The following exhibits are filed herewith:

10.38 Loan Agreement dated November 11, 1997 between American Craft Brewing International Limited and Entrepreneurial Investors, Ltd.

10.39 Senior Promissory Note dated November 11, 1997 between American Craft Brewing International Limited and Entrepreneurial Investors, Ltd.

10.40 Pledge Agreement dated November 11, 1997 between American Craft Brewing International Limited and Entrepreneurial Investors, Ltd.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                     AMERICAN CRAFT BREWING
                                     INTERNATIONAL LIMITED



Date:   November 20, 1997            By:  /s/  James L. Ake
                                        --------------------------------
                                        James L. Ake
                                        Executive Vice President

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                                 EXHIBIT INDEX

10.38 Loan Agreement dated November 11, 1997 between American Craft Brewing International Limited and Entrepreneurial Investors, Ltd.

10.39 Senior Promissory Note dated November 11, 1997 between American Craft Brewing International Limited and Entrepreneurial Investors, Ltd.

10.40 Pledge Agreement dated November 11, 1997 between American Craft Brewing International Limited and Entrepreneurial Investors, Ltd.

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